                                                                    EXHIBIT 10.3

                                    FORM OF
                            STOCK OPTION AGREEMENT
                               FOR THE GRANT OF
                     NON-QUALIFIED STOCK OPTIONS UNDER THE
                          OMNI ENERGY SERVICES CORP.
                             STOCK INCENTIVE PLAN


     THIS AGREEMENT is entered into and effective as of __________, 1997, by and between Omni Energy Services Corp., a Louisiana corporation (the "Company"), and ______________ (the "Optionee").

     WHEREAS Optionee is a key employee of the Company and the Company considers it desirable and in its best interest that Optionee be given an inducement to acquire a proprietary interest in the Company and an incentive to advance the interests of the Company by possessing an option to purchase shares of the common stock of the Company, $.01 par value per share (the "Common Stock") in accordance with the Omni Energy Services Corp. Stock Incentive Plan (the "Plan").

     NOW, THEREFORE, in consideration of the premises, it is agreed by and between the parties as follows:


                                      I.

                                Grant of Option

     The Company hereby grants to Optionee effective as of the date hereof (the "Date of Grant") the right, privilege and option to purchase ________ shares of Common Stock (the "Option") at an exercise price equal to the initial public offering price of the Common Stock (the "Exercise Price"). The grant of the Option is subject to the issuance and sale of Common Stock registered with the Securities and Exchange Commission on Form S-1 (Reg. No. 333-_______) in connection with the Company's initial public offering of the Common Stock. The Option shall be exercisable at the time specified in Section II below. The Option is a non-qualified stock option and shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").


                                      II.

                               Time of Exercise

     2.1  Subject to the provisions of the Plan and the other provisions of this
Section II, the Optionee shall be entitled to exercise the Option as follows:

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          25%  of the total number of shares covered by
               the Option beginning one year following
               the Date of Grant;

          50% of the total number of shares covered by the Option beginning two years following the Date of Grant, less any shares previously issued;

          75% of the total number of shares covered by the Option beginning three years following the Date of Grant, less any shares previously issued; and

          100% of the total number of shares covered by the Option beginning four years following the Date of Grant, less any shares previously issued.

     2.2 During Optionee's lifetime, the Option may be exercised only by him or his guardian if he has been declared incompetent. In the event of death, the Option may be exercised as provided herein by the Optionee's estate or by the person to whom such right devolves as a result of the Optionee's death.

     2.3 If an Optionee ceases to be an employee because of death or disability within the meaning of Section 22(e)(3) of the Code ("Disability"), the Option must be exercised, to the extent otherwise exercisable at the time of termination of employment, within one year from the date on which the Optionee ceases to be an employee, but in no event later than ten years following the Date of Grant.

     2.4 If an Optionee ceases to be an employee because of retirement, the Option must be exercised, to the extent otherwise exercisable at the time of termination of employment, within 18 months from the date on which Optionee ceases to be an employee, but in no event later than ten years following the Date of Grant.

     2.5 If Optionee's employment is terminated, other than as a result of death, disability or retirement, the Option must be exercised, to the extent otherwise exercisable at the time of termination of employment, within three months from the date on which Optionee ceases to be an employee, but in no event later than ten years following the date of grant.

     2.6 The Option shall expire and may not be exercised later than ten years following the Date of Grant.

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                                     III.

                         Method of Exercise of Option

     3.1 Optionee may exercise all or a portion of the Option by delivering to the Company a signed written notice of his intention to exercise the Option, specifying therein the number of shares to be purchased. Upon receiving such notice, and after the Company has received full payment of the Exercise Price, the appropriate officer of the Company shall cause the transfer of title of the shares purchased to Optionee on the Company's stock records and cause to be issued to Optionee a stock certificate for the number of shares being acquired. Optionee shall not have any rights as a shareholder until the stock certificate is issued to him.

     3.2 The Option may be exercised by the payment of the Exercise Price in cash, in shares of Common Stock held for six months or in a combination of cash and shares of Common Stock held for six months. The Optionee may also pay the Exercise Price by delivering a properly executed exercise notice together with irrevocable instructions to a broker approved by the Compensation Committee (with a copy to the Company) to promptly deliver to the Company the amount of sale or loan proceeds to pay the Exercise Price.

                                      IV.

                      No Contract of Employment Intended

     Nothing in this Agreement shall confer upon Optionee any right to continue in the employment of the Company or any of its subsidiaries, or to interfere in any way with the right of the Company or any of its subsidiaries to terminate Optionee's employment relationship with the Company or any of its subsidiaries at any time.

                                      V.

                                Binding Effect

     This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators and successors.

                                      VI.

                              Non-Transferability

     The Option granted hereby may not be transferred, assigned, pledged or hypothecated in any manner, by operation of law or otherwise, other than by will, by the laws of descent and distribution or pursuant to a domestic relations order, as defined in the Code, and shall not be subject to execution, attachment or similar process.

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                                     VII.

                            Inconsistent Provisions

     The Option granted hereby is subject to the provisions of the Plan as in effect on the date hereof and as it may be amended. In the event any provision of this Agreement conflicts with such a provision of the Plan, the Plan provision shall control.

     IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed on the day and year first above written.


                                        OMNI ENERGY SERVICES CORP.



                                        By:
                                           -------------------------------
                                                        Member
                                                Compensation Committee


                                           -------------------------------
                                                       Optionee

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                                                                      IPO
                                                                    DIRECTOR
                                                                     GRANTS



                             ___________ ___, 1997


                          OMNI ENERGY SERVICES CORP.
                             STOCK INCENTIVE PLAN
                               OUTSIDE DIRECTORS
                            STOCK OPTION AGREEMENT



___________________________
___________________________
___________________________
___________________________

     Re: Options to purchase 10,000 shares of common stock of Omni Energy Services Corp. at $____ per share granted on the ____ day of ____________, 1997

Dear __________:

     You are hereby granted options (the "Options") for the purchase of 10,000 shares of the Common Stock of Omni Energy Services Corp., $.01 par value per share (the "Common Stock") under the Omni Energy Services Corp. Stock Incentive Plan (the "Plan") subject to all of the terms and conditions set forth in the Plan, a copy of which will be provided to you.

     The exercise price is $_____ per share, the initial public offering price, payable in full at the time of exercise, either in the form of cash, check, Common Stock of the Company held for six months and valued at Fair Market Value on the date of exercise, or through a broker-assisted exercise, as described in the Plan. Under the terms of the Plan, your Options are immediately exercisable. Your Options will expire if not exercised on or before ______________, or earlier in the event of termination of service on the Board, as provided in the Plan. At the time or times when you wish to exercise an Option, in whole or in part, please refer to the memorandum to participants and the provisions of the Plan dealing with the methods and procedures of exercise of Options.

     The Options granted hereby are non-qualified stock options and shall not be treated as Incentive Stock Options under Section 422 of the Internal Revenue Code of 1986, as amended.

     All terms used in this agreement and not otherwise defined herein shall have the meanings set forth in the Plan. All Options granted hereby are subject to the provisions of the Plan as adopted, or to the provisions of the Plan as it may be amended. In the event any provision of this agreement conflicts with the provisions of the Plan, the Plan shall control.

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Page 2

     Please indicate your acceptance of these Options and your agreement to comply with the provisions of the Plan by signing and returning the enclosed copy of this agreement to the Company.

                                             Sincerely,

                                             OMNI ENERGY SERVICES CORP.



                                             ------------------------------
                                             By:
                                             Title:


ACCEPTED this _______ day of _____________, 1997.



                                             ------------------------------
                                                        Optionee

                                                                    ANNUAL
                                                                   DIRECTOR
                                                                    GRANTS

  THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES
    THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.



                             __________ ___, 199__


                          OMNI ENERGY SERVICES CORP.
                             STOCK INCENTIVE PLAN
                               OUTSIDE DIRECTORS
                            STOCK OPTION AGREEMENT



___________________________
___________________________
___________________________
___________________________

     Re: Options to purchase _____shares of common stock of Omni Energy Services Corp at $_____ per share granted on the _____ day of ____________, 199__

Dear __________:

     You are hereby granted options (the "Options") for the purchase of 5,000 shares of the Common Stock of Omni Energy Services Corp., $.01 par value per share (the "Common Stock") under the Omni Energy Services Corp. Stock Incentive Plan (the "Plan") subject to all of the terms and conditions set forth in the Plan, a copy of which has been provided to you.

     The exercise price is $_____ per share (100% of the Fair Market Value of a share of Common Stock on the date of grant) payable in full at the time of exercise, either in the form of cash, check, Common Stock of the Company held for six months and valued at Fair Market Value on the date of exercise, or through a broker-assisted exercise, as described in the Plan. Under the terms of the Plan, your Options are exercisable immediately. Your Options will expire if not exercised on or before ______________, or earlier in the event of termination of service on the Board, as provided in the Plan. At the time or times when you wish to exercise an Option, in whole or in part, please refer to the memorandum to participants and the provisions of the Plan dealing with the methods and procedures of exercise of Options.

     The Options granted hereby are non-qualified stock options and shall not be treated as Incentive Stock Options under Section 422 of the Internal Revenue Code of 1986, as amended.

     All terms used in this agreement and not otherwise defined herein shall have the meanings set forth in the Plan. All Options granted hereby are subject to the provisions of the Plan as adopted, or to the provisions of the Plan as it may be amended. In the event any provision of this agreement conflicts with the provisions of the Plan, the Plan shall control.


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Page 2

     Please indicate your acceptance of these Options and your agreement to comply with the provisions of the Plan by signing and returning the enclosed copy of this agreement to the Company.

                                             Sincerely,

                                             OMNI ENERGY SERVICES CORP.



                                             ----------------------------
                                             By:
                                             Title:


ACCEPTED this _______ day of _____________, 199__.



                                             ----------------------------
                                                        Optionee